BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Shield ® Level II Advisory Annuity (the “Contract”)

Supplement dated July 27, 2026

To

Prospectus dated April 27, 2026

This supplement describes certain changes to Appendix H: Financial Intermediary Variations for the

prospectus referenced above. If you would like another copy of your prospectus, you may obtain one by visiting https://www.brighthousefinancialpro.com/pro/resources/product-performance/ or calling us at

(888) 243-1932. You may also access the Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

In Appendix H: Financial Intermediary Variations, the following is added as a financial intermediary variation:

Financial Intermediary	Features or Benefit	Variation
Merrill Lynch, Pierce, Fenner & Smith Inc.	Shield Options	Shield Options with 2 year Terms and Step Rate or Step Rate Edge are not available as initial Allocation Options. Par Cap Rate Fee Shield Options are not available as initial Allocation Options.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE